UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2025

PROS Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3200 Kirby Drive, Suite 600 Houston TX	77098
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (713) 335-5151

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock $0.001 par value per share	PRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Agreement and Plan of Merger

On September 22, 2025, PROS Holdings, Inc., a Delaware corporation (the “Company”) issued a press release announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with Portofino Parent, LLC, a Delaware limited liability company (“Parent”), and Portofino Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of Parent (“Merger Subsidiary”), pursuant to which Merger Subsidiary will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned direct subsidiary of Parent. Parent and Merger Subsidiary were formed by investment funds affiliated with Thoma Bravo, L.P. to acquire all of the Company’s outstanding shares of common stock for $23.25 per share. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall this item and Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such future filing.

Forward-looking statements

This Current Report on Form 8-K contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the proposed Merger and other information relating to the proposed Merger. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the proposed Merger and other information relating to the proposed Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. These following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Common Stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Merger, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee, (v) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally, (vi) risks that the proposed Merger disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Merger, (ix) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed Merger, (x) unexpected costs, charges or expenses resulting from the proposed Merger, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) risks that the benefits of the Merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed Merger, and (xv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Acquisition and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed Merger involving the Company, with Portofino Parent, LLC, a Delaware limited liability company, and Portofino Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of Parent. The Company expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed Merger. The Company may also file other relevant documents with the SEC regarding the proposed Merger. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Investors will be able to obtain a free copy of the proxy statement and other documents containing important information about the Company and the proposed Merger, once such documents are filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.pros.com/.

Participants in the Solicitation

The Company, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed Merger. Information about the Company’s directors and executive officers is set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, (ii) the Company’s Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions”, (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC, (iv) the Company’s Current Report on Form 8-K, which was filed on May 1, 2025, and (v) and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Merger when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at sec.gov and the Company’s website at https://ir.pros.com/.

No Offer

No person has commenced soliciting proxies in connection with the proposed Merger referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROS HOLDINGS, INC.

Date: September 22, 2025	By:	/s/ Damian W. Olthoff
	Name:	Damian W. Olthoff
	Title:	General Counsel and Secretary

Exhibit 99.1

PROS Transaction Press Release

PROS Holdings, Inc. Enters into Definitive Agreement to Be Acquired by Thoma Bravo

PROS Shareholders to Receive $23.25 Per Share in Cash

HOUSTON & SAN FRANCISCO – SEPTEMBER 22, 2025 – PROS Holdings, Inc. (NYSE: PRO) (“PROS”), a leading provider of AI-powered SaaS pricing and selling solutions, and Thoma Bravo, a leading software investment firm, today announced that they have entered into a definitive agreement under which PROS will be acquired by Thoma Bravo in an all-cash transaction valuing PROS at approximately $1.4 billion.

Under the terms of the agreement, PROS shareholders will receive $23.25 per share in cash, representing a premium of approximately 41.7 percent over PROS’ closing share price on September 19, 2025, the last full trading day prior to the transaction announcement, and a 53.2 percent premium to PROS’ volume weighted average share price over the 30-day period ending the same date. Upon completion of the transaction, PROS will become a private company with the benefit of Thoma Bravo’s operating capabilities, capital support and deep sector expertise, and will be well positioned to continue delivering on key strategic priorities, including advancing AI innovation and agentic intelligence, expanding market reach and optimizing go-to-market execution.

“This transaction is the culmination of a strategic review process undertaken by the PROS Board of Directors that included discussion with a number of parties,” said Bill Russell, Non-Executive Chairman of the PROS Board of Directors. “We are pleased to reach this agreement with Thoma Bravo, which delivers significant and immediate cash value to our shareholders and we believe is the best path forward for PROS and all of our stakeholders.”

“Today marks an exciting milestone for PROS,” said Jeff Cotten, President and CEO, PROS. “Thanks to the deep expertise and decades of innovation delivered by our team, PROS has become a complete and intelligent commercial platform to help businesses win. With Thoma Bravo, I am confident that we will be able to achieve our operational and market ambitions for the benefit of our customers. As a private company, PROS will be more agile and have greater flexibility to invest in innovation and expand our platform, building on our leadership position and enabling us to remain at the forefront of AI-powered enterprise transformation.”

“We are thrilled to back Jeff and the talented PROS team as they continue to build on their leadership position to further advance AI innovation,” said A.J. Rohde, a Senior Partner at Thoma Bravo. “In today’s volatile market environment, customers are increasingly looking to PROS’ AI-powered pricing and selling solutions to provide them with real-time, data-driven decision making that enables them to precisely capture demand at competitive price points through customized prices and offers. We are confident we can apply our operational expertise and our deep experience working with market-leading companies to accelerate PROS’ growth.”

“Jeff and his team have created a platform that companies across industries trust to help them compete and win,” said Matt LoSardo, a Principal at Thoma Bravo and Ryan Scheffler, a Vice President at Thoma Bravo. “We have been long impressed by PROS’ track record of innovation and the tangible results they deliver for customers. We are excited to work together to continue delivering AI innovation, expand the platform’s capabilities and leverage Thoma Bravo’s resources and expertise to drive the next phase of growth.”

Transaction Details

The transaction, which has been unanimously approved by the Board of Directors of PROS, is expected to close in the fourth quarter of 2025, subject to approval by PROS shareholders, the satisfaction of regulatory approvals and customary closing conditions. Upon closing of the transaction, PROS will be a private company, and its common stock will no longer be listed or traded on the New York Stock Exchange or any public exchange. The Company will continue to be headquartered in Houston, Texas.

Third Quarter 2025 Financial Results

In light of the announced transaction with Thoma Bravo, PROS will not be hosting its third quarter earnings conference call. Third quarter 2025 results will be released at a later date.

Advisors

Qatalyst Partners is serving as exclusive financial advisor to PROS, DLA Piper LLP (US) is serving as legal counsel and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor. Evercore is serving as financial advisor to Thoma Bravo and Kirkland & Ellis LLP is serving as its legal advisor.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a leading provider of SaaS solutions that optimize omnichannel shopping and selling experiences, powering intelligent commerce. Leveraging leadership in revenue and pricing science, the PROS Platform combines predictive AI, real-time analytics, and powerful automation to dynamically match offers to buyers and prices to products. Businesses win more with PROS. Learn more at pros.com.

About Thoma Bravo

Thoma Bravo is one of the largest software-focused investors in the world, with approximately $181 billion in assets under management as of June 30, 2025. Through its private equity, growth equity and credit strategies, the firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging Thoma Bravo’s deep sector knowledge and strategic and operational expertise, the firm collaborates with its portfolio companies to implement operating best practices and drive growth initiatives. Over the past 20+ years, the firm has acquired or invested in approximately 555 companies representing approximately $285 billion in enterprise value (including control and non-control investments). The firm has offices in Chicago, Dallas, London, Miami, New York, and San Francisco. For more information, visit Thoma Bravo’s website at www.thomabravo.com.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this press release, and this press release is neither an offer to purchase nor a solicitation of an offer to sell securities.

PROS Contacts

Media

Amy Williams

+1 713-335-5916

awilliams@pros.com

or

Jamie Moser / Aura Reinhard

Joele Frank, Wilkinson Brimmer Katcher

+1 212-355-4449

Investor Relations

Belinda Overdeput

+1 713-335-5879

ir@pros.com

Thoma Bravo Contacts

Megan Frank

+1.212.731.4778

mfrank@thomabravo.com

or

FGS Global

Abigail Farr

+1 646.957.2067

thomabravo-US@fgsglobal.com